                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                       LAWSON PRODUCTS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

[LAWSON PRODUCTS LOGO]

LAWSON PRODUCTS, INC.
1666 East Touhy Avenue
Des Plaines, Illinois 60018
--------------------------

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
May 14, 2002
------------------------

TO THE STOCKHOLDERS:

You are cordially invited to attend the annual meeting of stockholders of Lawson Products, Inc. (the "Company" or "Lawson"), which will be held at the offices of the Company, 1666 East Touhy Avenue, Des Plaines, Illinois, on Tuesday, May 14, 2002, at 10:00 A.M. (Local Time) for the following purposes:

(1) To elect three directors to serve three years; and

(3) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 29, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Accompanying this notice is a form of proxy, a Proxy Statement and a copy of the Company's 2001 Annual Report.

EVEN IF YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR VIA THE INTERNET AS SET FORTH IN THE ENCLOSED PROXY. IF YOU EXECUTE A PROXY, YOU STILL MAY ATTEND THE MEETING AND VOTE IN PERSON.

                                          By Order of the Board of Directors

                                          Neil E. Jenkins
                                          SECRETARY
Des Plaines, Illinois
April 12, 2002

[LAWSON PRODUCTS LOGO]

LAWSON PRODUCTS, INC.
1666 East Touhy Avenue
Des Plaines, Illinois 60018

--------------------------

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 14, 2002

------------------------

This Proxy Statement is being sent to stockholders on or about April 12, 2002, in connection with the solicitation of the accompanying proxy by the Board of Directors of the Company. Only stockholders of record at the close of business on March 29, 2002, are entitled to notice of and to vote at the meeting. The Company has retained Morrow & Co., Inc., a firm specializing in the solicitation of proxies, to assist in the solicitation at a fee estimated to be $4,000 plus expenses. Officers of the Company may make additional solicitations in person or by telephone. Expenses incurred in the solicitation of proxies will be borne by the Company. If the accompanying form of proxy is executed and returned in time or you vote your shares by telephone or via the Internet as set forth in the enclosed proxy pursuant to Section 212(c) of the Delaware General Corporation Law, the shares represented thereby will be voted, but the proxy may be revoked at any time prior to its exercise by execution of a later dated proxy or by voting in person at the annual meeting.

As of March 29, 2002, the Company had outstanding 9,618,107 shares of the Company's Common Stock (the "Common Stock") and such shares are the only shares entitled to vote at the annual meeting. Each holder of Common Stock is entitled to one vote per share on all matters to come before the meeting. For purposes of the meeting, a quorum means a majority of the outstanding shares. In determining whether a quorum exists, all shares represented in person or by proxy will be counted.

It is intended that the named proxies will vote in favor of the election as directors of the nominees listed below, except as otherwise indicated on the proxy form. If any nominee should become unavailable for election as a director (which is not contemplated), the proxies will have discretionary authority to vote for a substitute. In the absence of a specific direction from the stockholders, proxies will be voted for the election of all named director nominees. Proxies relating to "street name" shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will have no effect on any proposal at this annual meeting for which a vote is not indicated on the proxies.

ELECTION OF DIRECTORS

Stockholders are entitled to cumulative voting in the election of directors. Under cumulative voting, each stockholder is entitled to that number of votes equal to the number of directors to be elected, multiplied by the number of shares such stockholder owns, and such stockholder may cast its votes for one nominee or distribute them in any manner it chooses among any number of nominees. Unless otherwise indicated on the proxy card, votes may, in the discretion of the proxies, be equally or unequally allocated among the nominees named below. Directors will be elected by a plurality of the votes cast at the meeting by the holders of shares represented in person or by proxy. Thus, assuming a quorum is present, the three persons receiving the greatest number of votes will be elected as directors and votes that are withheld will have no effect.

The By-Laws of the Company provide that the Board of Directors shall consist of such number of members, between five and nine, as the Board of Directors determines from time to time. The size of the Board is currently set at nine members. The Board is divided into three classes, with one class being elected each year for a three-year term. At the meeting, three directors are to be elected to serve until 2005.

The following information has been furnished by the respective nominees and continuing directors:

                                                                                                  YEAR FIRST
                                                                                                   ELECTED
NAME                                       AGE                  PRINCIPAL OCCUPATION               DIRECTOR
----                                     --------               --------------------              ----------
NOMINEES TO BE ELECTED TO SERVE UNTIL 2005
Ronald B. Port, M.D....................     61      Retired Physician                                1984
Robert G. Rettig.......................     72      Consultant                                       1989
Robert M. Melzer.......................     62      Consultant                                       2000

DIRECTORS WHOSE TERMS EXPIRE IN 2004
Bernard Kalish.........................     64      Retired Chairman of the Board and Chief          1983
                                                      Executive Officer of the Company
Sidney L. Port.........................     91      Chairman of the Executive Committee of the       1953
                                                      Company
Robert J. Washlow......................     57      Chairman of the Board and Chief Executive        1997
                                                      Officer. In 1998 and 1999, Mr. Washlow was
                                                      Executive Vice President--Corporate
                                                      Affairs and participated in the Office of
                                                      the President from January 1, 1999 until
                                                      he became the Chairman in August of 1999.
                                                      Mr. Washlow was also Corporate Secretary
                                                      from 1985 until May of 1999.

DIRECTORS WHOSE TERMS EXPIRE IN 2003
James T. Brophy........................     74      Private Investor                                 1971
Mitchell H. Saranow....................     56      Chairman of the Saranow Group, a family          1998
                                                      investment firm, since August 1996.
                                                      Chairman of the Board and co-chief
                                                      executive officer of Navigant Consulting,
                                                      Inc. from November 1999 to June 2000.
                                                      Prior thereto, Mr. Saranow was Chairman of
                                                      Fluid Management, L.P., a machinery
                                                      manufacturer, for more than five years.
                                                      Since July 2001, Mr. Saranow has been a
                                                      member of the faculty of Harvard
                                                      University's graduate School of Business
                                                      Administration, having been appointed as
                                                      the James M. Collins Senior Lecturer.
Jerome Shaffer.........................     74      Vice President and Treasurer of the Company      1989

------------------------

-  The Executive Committee, the members of which are Sidney L. Port and Robert
   J. Washlow, has all of the authority of the Board of Directors between Board meetings, except to declare a dividend, authorize the issuance of stock, amend the By-Laws or take action relating to certain corporate changes.

- The Audit Committee, the members of which are James T. Brophy, Robert G. Rettig and Mitchell H. Saranow, reviews the scope and results of the audit by the Company's independent auditors and reviews the Company's procedures for monitoring internal accounting controls. Each of the members of the Audit Committee satisfies the independence requirements of the Nasdaq National Market.

-  The Compensation Committee, the members of which are James T. Brophy, Robert
   G. Rettig, Ronald B. Port, M.D. and Mitchell H. Saranow, makes all determinations with respect to the compensation of the Chairman of the Board and establishes general compensation policies with respect to all other executive officers of the Company.

- The Nominating Committee, the members of which are James T. Brophy, Robert M. Melzer, Sidney L. Port, Robert G. Rettig and Ronald B. Port, M.D., reviews and recommends potential directors to the Board of Directors. The Nominating Committee will consider director nominees recommended by stockholders if such recommendations are submitted in writing to the Secretary of the Company.

- Because of his substantial stockholdings, Sidney L. Port may be deemed to be a control person of the Company. See "Securities Beneficially Owned by Principal Stockholders and Management."

-  Ronald B. Port, M.D. is the son of Sidney L. Port.

-  Robert J. Washlow is the son-in-law of Sidney L. Port.

- Each nominee and continuing director has held the indicated position, or an executive position with the same employer, for at least the past five years, unless otherwise indicated above. Mr. Washlow was a partner with the law firm of Vedder, Price, Kaufman & Kammholz for more than five years prior to 1998, the date Mr. Washlow became Executive Vice President--Corporate Affairs of the Company.

- Mr. Melzer served as President and Chief Executive Officer of Property Capital Trust, a publicly-traded real estate investment trust ("REIT"), from 1992 until May 1999 when the company completed its plan to dispose of its investments and distributed the proceeds to its shareholders. Since
   May 1999, Mr. Melzer devoted his business activities to consulting and to serving as a director or trustee of various business and charitable organizations. Mr. Melzer serves as director of Genesee & Wyoming, Inc., a short line railroad holding company; a director of Beacon Capital
   Partners, Inc., a REIT; a trustee of MGI Properties Liquidating Trust, which was formed to complete the liquidation of MGI Properties, a REIT; a director of The Cronos Group, a lessor of Intermodal Marine Containers; and chairman of the board of trustees of Beth Israel Deaconess Medical Center in Boston, Massachusetts. Mr. Melzer also served as interim Chief Executive Officer of Beth Israel Deaconess Medical Center from July 2001 through January 2002.

In 2001, the Board of Directors held five meetings, the Compensation Committee held two meetings, the Audit Committee held two meetings and the Nominating Committee held one meeting. During 2001, each director attended at least 75% of the meetings of the Board and of the respective committees on which he served. The Executive Committee did not meet, as matters typically dealt with by this Committee were considered by the full Board of Directors. Directors who are not employees or retired officers of the Company received directors' fees of $28,000 in 2001.

SECURITIES BENEFICIALLY OWNED BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

Set forth below, as of March 1, 2002 (unless otherwise indicated), are the beneficial holdings of: each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock of the Company, each director, the executive officers listed on the Summary Compensation Table below, and all executive officers and directors as a group.

                                                                 SOLE         SHARED      PERCENT OF
                                                               VOTING OR     VOTING OR     CLASS AT
                                                              DISPOSITIVE   DISPOSITIVE    MARCH 1,
NAME                                                          POWER(1)(2)      POWER         2002
----                                                          -----------   -----------   ----------
Sidney L. Port .............................................   4,625,500(3)     0            47.8%
  1666 East Touhy Avenue
  Des Plaines, Illinois 60018
Dimensional Fund Advisors ..................................     672,550(4)     0             6.9%
  1299 Ocean Floor
  11th Floor
  Santa Monica, CA 90401
Jeffrey B. Belford..........................................       5,100        0            *
James T. Brophy.............................................       2,025        0            *
Roger F. Cannon.............................................       5,584        0            *
Bernard Kalish..............................................      15,000        0            *
Robert M. Melzer............................................       2,000        0            *
Ronald B. Port, M.D.........................................      17,490        0            *
Robert G. Rettig............................................       2,375        0            *
Mitchell H. Saranow (5).....................................       8,875        0            *
Jerome Shaffer..............................................      21,033        2,530        *
Robert J. Washlow...........................................      32,327        0            *
All executive officers and directors as a group (14            4,750,352        2,530        49.1%
  persons)..................................................

------------------------

*   Less than 1%.

(1) Does not include certain shares held by wives and minor children in the case of Mr. Brophy (725 shares), Mr. Kalish (5,826 shares), Dr. Port (14,803 shares), Mr. Shaffer (2,450 shares) and Mr. Washlow (22,471) and all executive officers and directors as a group (46,275 shares).

(2) Stockholdings shown include shares issuable upon the exercise of stock options exercisable within 60 days by Mr. Belford (5,000 shares), Mr. Brophy (875 shares), Mr. Cannon (2,500 shares), Mr. Kalish (15,000 shares), Dr. Port (875 shares), Mr. Rettig (875 shares), Mr. Saranow (875 shares), Mr. Shaffer (6,000 shares), Mr. Washlow (3,750 shares) and all executive officers and directors as a group (42,750 shares).

(3) Includes 3,011,436 shares held by two family limited partnerships and a trust for the benefit of Mr. Port.

(4) Based on an Amendment to Schedule 13G filed by Dimensional Fund Advisors Inc. with the Securities and Exchange Commission dated February 12, 2002.

(5) 8,000 shares are owned by Saranow Investments, L.L.C., which is owned by Mr. Saranow and his family.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and certain executive officers, and persons who own more than 10% of the Company's Common Shares (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received or written representations from the Reporting Persons, the Company believes that with respect to the year ended December 31, 2001, all the Reporting Persons complied with all applicable filing requirements.

REMUNERATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

The table below sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 2001, 2000, and 1999, of those persons who were, at December 31, 2001 (i) the chief executive officer, and (ii) the other four most highly compensated executive officers of the Company (the "Named Officers").

                                                                               LONG-TERM
                                                                             COMPENSATION
                                                                            ---------------
                                                     ANNUAL COMPENSATION      SECURITIES        ALL OTHER
                                                     --------------------     UNDERLYING      COMPENSATION
NAME AND PRINCIPAL POSITION                 YEAR     SALARY($)   BONUS($)   OPTIONS/SARS(1)      ($)(2)
-----------------------------------------------------------------------------------------------------------
Robert Washlow                              2001      537,808       0           40,000            15,725
  CHAIRMAN OF THE BOARD AND CHIEF           2000      447,945    279,000        35,000            16,575
  EXECUTIVE OFFICER                         1999      360,715    135,000         5,000            15,600
-----------------------------------------------------------------------------------------------------------
Sidney L. Port                              2001      365,301       0           0                 15,725
  CHAIRMAN OF THE EXECUTIVE COMMITTEE       2000      354,957       0           0                 16,575
                                            1999      343,080       0           0                 15,600
-----------------------------------------------------------------------------------------------------------
Jeffrey B. Belford                          2001      330,233       0           10,000            15,725
  OFFICE OF THE PRESIDENT AND CHIEF         2000      274,262      4,721         5,000            16,575
  OPERATING OFFICER                         1999      246,253     40,794        0                 15,600
-----------------------------------------------------------------------------------------------------------
Roger F. Cannon                             2001      324,771       0           10,000            15,725
  OFFICE OF THE PRESIDENT AND CHIEF         2000      268,775       0            5,000            16,575
  SALES OFFICER                             1999      241,311     15,000        0                 15,600
-----------------------------------------------------------------------------------------------------------
Jerome Shaffer                              2001      243,198       0            1,000            15,725
  VICE PRESIDENT AND TREASURER              2000      236,097     23,420        0                 16,575
                                            1999      234,293       0           0                 15,600
-----------------------------------------------------------------------------------------------------------

(1) The Company has not issued restricted stock awards to the Named Officers. The Company issued stock appreciation rights at fair market value to the named officers as shown. The stock appreciation rights are granted pursuant to the Company's Amended Stock Performance Plan.

(2) These amounts represent the Company's contribution as accrued to the Company's Profit Sharing Plan.

The following table presents the number of stock options and stock appreciation rights granted to the Named Executive Officers during 2001.

                        OPTIONS/SARS GRANTED DURING 2001

                                                                                              POTENTIAL REALIZABLE VALUE
                                                                                               AT ASSUMED ANNUAL RATES
                                                                                                    OF STOCK PRICE
                                                                                             APPRECIATION FOR OPTION/SAR
                                    INDIVIDUAL GRANTS                                                    TERM
------------------------------------------------------------------------------------------   ----------------------------
                        NUMBER OF
                        SECURITIES
                        UNDERLYING   PERCENT OF TOTAL
                         OPTIONS/      OPTIONS/SARS
                           SARS         GRANTED TO
                         GRANTED        EMPLOYEES       EXERCISE OR BASE
NAME                      (#)(1)      IN FISCAL YEAR      PRICE ($/SH)     EXPIRATION DATE        5%             10%
----                    ----------   ----------------   ----------------   ---------------   ------------   -------------
Robert J. Washlow.....    40,000             36%             27.08             12/10/11         $681,219     $1,726,342
Sidney L. Port........     0             --                 --                  --               --             --
Jeffrey B. Belford....    10,000              9%             27.08             12/10/11         $170,305     $  431,585
Roger F. Cannon.......    10,000              9%             27.08             12/10/11         $170,305     $  431,585
Jerome Shaffer........     1,000              1%             27.08             12/10/11         $ 17,030     $   43,159

------------------------

(1) Only stock appreciation rights were granted in 2001.

The following table summarizes option exercises during the year by the Named Officers and the value of the options held by such persons at the end of such year.

                  AGGREGATE OF OPTIONS/SARS EXERCISED IN 2001
                   AND OPTION/SAR VALUES AT DECEMBER 31, 2001

                                                                                         VALUE OF UNEXERCISED
                                                                 NUMBER OF UNEXERCISED       IN-THE-MONEY
                                                                    OPTIONS/SARS AT        OPTIONS/SARS AT
                                                                     DECEMBER 31,            DECEMBER 31,
                                                                       2001 (#)               2001($)(1)
                                                                 ---------------------   --------------------
                              SHARES ACQUIRED                        EXERCISABLE/            EXERCISABLE/
NAME                            ON EXERCISE     VALUE REALIZED       UNEXERCISABLE          UNEXERCISABLE
----                          ---------------   --------------   ---------------------   --------------------
Robert J. Washlow...........      --               --                9,750/70,250              $ 8,950/0
Sidney L. Port..............      --               --                   --                     --
Jeffrey B. Belford..........      --               --                6,000/14,000              $17,000/0
Roger Cannon................      --               --                3,500/14,000              $ 8,250/0
Jerome Shaffer..............      --               --                 6,000/1,000              $21,000/0

------------------------

(1) Based on the closing price of the Company's Common Stock as reported on the NASDAQ National Market System on December 31, 2001.

EMPLOYMENT CONTRACTS

Under the terms of a salary continuation agreement, in the event of Mr. Port's death while employed by the Company, the Company will continue his salary for two years thereafter.

Mr. Belford is employed under a contract pursuant to which he will receive a minimum salary of $345,000 for 2002. Upon the expiration of two years prior written notice, the contract is cancelable by either party. The contract provides for salary increases from time to time and salary continuation during incapacity and for one year after death.

Mr. Cannon is employed under a contract pursuant to which he will receive a minimum salary of $340,000 for 2002. Upon the expiration of two years prior written notice, the contract is cancelable by either party. The contract provides for salary increases from time to time and salary continuation during incapacity and for one year after death.

Mr. Shaffer is employed under a contract pursuant to which he will receive a minimum salary of $241,000 for 2002. The contract is automatically renewable for one year terms unless a one year notice is given. The contract provides for salary increases from time to time and salary continuation during incapacity and for one year after death.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with independent auditors, who are responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held two meetings during 2001.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also approved the selection of the Company's independent auditors to audit the financial statements of the Company for 2002.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving the recommendation to the Board of Directors, the Committee relied on
(i) management's representation that such financial statements were prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company's independent auditors with respect to such financial statements.

                                          James T. Brophy
                                          Robert G. Rettig
                                          Mitchell H. Saranow

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Report of the Compensation Committee of the Board of Directors and the Stock Price Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

OVERVIEW

The objectives of the Compensation Committee in establishing executive compensation are to provide compensation that will both attract and retain superior talent and align the interests of the Company's executive officers with the financial success of the Company. The criteria used to determine the compensation of the Chief Executive Officer are also used in determining compensation for the other executive officers.

Section 162(m) of the Internal Revenue Code limits the deductibility of certain items of compensation paid to the CEO and other executive officers to $1 million annually. The Committee does not expect that Section 162(m) will limit the deductibility of compensation expected to be paid by the Company in the foreseeable future. In the event the proposed compensation for any of the Company's executive officers is expected to exceed the $1 million limitation, the Committee will balance the benefits of tax deductibility with its responsibility to hire, retain and motivate executive officers with competitive compensation programs.

EXECUTIVE OFFICER COMPENSATION PROGRAM

The Company's executive officer compensation program is comprised of base salary, short-term incentive compensation, long-term incentive compensation (in the form of stock options and stock appreciation rights) and various benefits, including medical and profit sharing plans, generally available to employees of the Company.

    BASE SALARY. Base salary for the executive officers, other than the Chief Executive Officer, was set pursuant to employment agreements described elsewhere in this Proxy Statement. The chief executive officer's base salary and bonus, if any, are established annually by the Compensation Committee. In setting these compensation levels, the Compensation Committee considered a variety of factors, including competitive market levels, levels of responsibility, and the unique abilities and individual experience and performance of each officer. In addition, certain of the employment agreements provide for discretionary increases in base salary. Generally, these salary increases are determined annually by the Chairman of the Board with the consent of the Compensation Committee based on performance and general market factors.

    INCENTIVE COMPENSATION PROGRAM. In 1995, the Board of Directors adopted the Lawson Products, Inc. Annual Incentive Compensation Program (the "Program"). Under the Program the Compensation Committee establishes annual corporate, company and individual target performance levels for each of the participating employees (which will include each of the Named Officers except Sidney L. Port and Robert J. Washlow). Each participant will then be granted an annual incentive award based upon the base salary at the beginning of the year for that participant and the degree to which the participant's predetermined targets are achieved during the year.

    STOCK OPTION PROGRAM. The Company's long-term incentive based compensation program is achieved principally through the Lawson Products, Inc. Incentive Stock Plan under which stock options (both nonqualified and incentive), stock appreciation rights and stock awards may be issued to officers and key employees. The objectives of the Plan are to align executive and stockholder long-term interests by creating a link between executive compensation and stockholder return and to enable executives and other key employees to develop and maintain a long-term stock ownership position in the Company. Under the Company's plan, the Compensation Committee determines the identity of recipients and the amount of benefits to be received by each recipient. Generally, options are granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and have ten year terms.

    STOCK PERFORMANCE PLAN. In 2000, the Board of Directors adopted the Lawson Products, Inc. Stock Performance Plan under which the Compensation Committee may grant key management employees stock performance rights which will entitle the holders to receive, in cash, the appreciation in the fair market value of the Company's Common stock from the date of the initial grants up to the date the rights are exercised.

    OTHER BENEFITS. The Company maintains an Executive Deferral Plan and also provides a variety of other benefits including a Profit Sharing Plan, which are generally available to Company employees.

                                          James T. Brophy
                                          Robert G. Rettig
                                          Ronald B. Port, M.D.
                                          Mitchell H. Saranow

STOCK PRICE PERFORMANCE CHART

Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the S&P Small Capitalization Index and a peer group (the "Peer Group") of the Company for the five prior years. The Peer Group consists of Barnes Group Inc., Strategic Distribution, Inc. and NCH Corporation. Premier Farnell PLC which was included in the Peer Group in last year's Proxy Statement, ceased to be a peer when the North American Industrial Products Division of Premier Farnell PLC was sold to the Company in March 2001.
SunSource Inc. which was included in the Peer Group in last year's Proxy Statement, ceased to be a peer when it was acquired by Allied Capital C.P. in September 2001.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          LAWSON PRODUCTS, INC.  S&P SMALL CAP   PEERS
12/31/96                $100.00        $100.00  $100.00
12/31/97                $138.76        $125.58  $101.33
12/31/98                $109.81        $123.95  $105.96
12/31/99                $112.51        $139.32   $68.31
12/31/00                $135.61        $155.76   $71.35
12/31/01                $133.55        $165.94   $93.57

                                                              LAWSON PRODUCTS, INC.     S&P SMALL CAP     PEERS
                                                              ----------------------   ---------------   --------

12/31/96....................................................         $100.00               $100.00       $100.00
12/31/97....................................................         $138.76               $125.58       $101.33
12/31/98....................................................         $109.81               $123.95       $105.96
12/31/99....................................................         $112.51               $139.32       $ 68.31
12/31/00....................................................         $135.61               $155.76       $ 71.35
12/31/01....................................................         $133.55               $165.94       $ 93.57

Assumes that the value of the investment in Lawson's Common Stock and in each index was $100 on December 31, 1996 and that all dividends were reinvested.

INDEPENDENT AUDITORS

The Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for 2002. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

    AUDIT FEES. The aggregate fees billed by The Company's independent auditors for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001, were approximately $269,200.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed by the Company's independent auditors for the Company's most recent year in this category.

    ALL OTHER FEES. The aggregate fees for all other services rendered by its independent auditors for the Company's most recent year were approximately $225,500, of which $99,900 were for audit related services and $125,600 were for nonaudit related services. Audit related services generally include fees for pension and statutory audits, business acquisitions and accounting consultations. Nonaudit related services include fees for income tax consultation and compliance.

The Audit Committee has advised the Company that it has determined that the non-audit services rendered by the Company's independent auditors during the Company's most recent year are compatible with maintaining the independence of such auditors.

PROPOSALS OF SECURITY HOLDERS

A stockholder proposal to be presented at the annual meeting to be held in 2003 must be received at the Company's executive offices, 1666 East Touhy Avenue, Des Plaines, Illinois 60018, by no later than December 12, 2002, for evaluation as to inclusion in the Proxy Statement in connection with such meeting.

Stockholders wishing to present proposals at the Annual Meeting (but not include them in the Proxy Statement) are required to notify the Secretary of the Company in writing no less than 90 days nor more than 110 days prior to the first anniversary of the prior year's meeting unless the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, in which case notice of such proposal must be received by the Company no later than 10 days following the date on which public announcement of the date of such meeting is first made.

OTHER MATTERS

The Board of Directors knows of no other proposals which may be presented for action at the meeting. However, in accordance with the By-laws of the Company, if any other proposal properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

Stockholders are urged to execute and return promptly the enclosed form of proxy in the envelope provided or to vote your shares by telephone or via the Internet.

                                          By Order of the Board of Directors

                                          Neil E. Jenkins
                                          SECRETARY

April 12, 2002

                                                                           PROXY

                              LAWSON PRODUCTS, INC.
                      -------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON MAY 14, 2002.

The undersigned hereby makes, constitutes and appoints Sidney L. Port and Robert
J. Washlow and each of them, proxies for the undersigned, with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of Lawson Products, Inc., to be held at the offices of the Company, 1666 East Touhy Avenue, Des Plaines, Illinois, on Tuesday, May 14, 2002, at 10:00 A.M. (Local Time), or any adjournment thereof.

The withholding of authority to vote for any nominee will allow the proxies to distribute, in their discretion, the withheld votes equally or unequally to or among the remaining nominees. The nomination of any additional person or persons by any stockholder will allow the proxies to distribute, in their discretion, votes in respect of all proxies they hold equally or unequally to or among the Board of Directors' nominees.

                   (continued and to be signed on other side)

PLEASE SEE REVERSE SIDE FOR INFORMATION ON VOTING YOUR PROXY BY TELEPHONE OR INTERNET.

/X/ Please mark your votes as in this sample.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED BELOW.

The Board of Directors recommends a vote FOR proposal 1.

       1.   ELECTION OF DIRECTORS     / / For          / / Withheld

Nominees:  Ronald B. Port, Robert G. Rettig and Robert M. Melzer.

FOR, except vote withheld from the following nominee(s):

       2. In their discretion, the Proxy is authorized to vote on any other matter that may properly come before the meeting or any adjournment thereof.

The undersigned hereby revokes any proxy heretofore given and confirms all that said proxies, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE(S):                                   Date:                       2002
             ----------------------------------      -----------------------

             ----------------------------------



NOTE: PLEASE DATE AND SIGN AS NAME APPEARS HEREON. IF SHARES ARE HELD JOINTLY OR BY TWO OR MORE PERSONS, EACH STOCKHOLDER NAMED SHOULD SIGN. ATTORNEYS, EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dear Stockholder:

We encourage you to vote your shares electronically this year either by telephone or via the Internet. This will eliminate the need to return your proxy card. You will need your proxy card and Social Security number (where applicable) when voting your shares electronically. The Voter Control Number that appears in the box above, just below the perforation, must be used in order to vote by telephone or via the Internet.

The EquiServe Vote by Telephone and Vote by Internet systems can be accessed 24-hours a day, seven days a week up until the day prior to the meeting.

       TO VOTE BY TELEPHONE:
       Using a touch-tone phone call Toll-free:  1-877-PRX-VOTE (1-877-779-8683)

       TO VOTE BY INTERNET:
       Log on to the Internet and go to the website:
       HTTP://WWW.EPROXYVOTE.COM/LAWS
       NOTE: IF YOU VOTE OVER THE INTERNET, YOU MAY INCUR COSTS SUCH AS TELECOMMUNICATION AND INTERNET ACCESS CHARGES FOR WHICH YOU WILL BE RESPONSIBLE.

                        THANK YOU FOR VOTING YOUR SHARES
                             YOUR VOTE IS IMPORTANT!

  DO NOT RETURN THIS PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR THE INTERNET